Exhibit 99.1

NEWS RELEASE

Immunomedics Announces Reconstituted Board of Directors and Leadership Succession Plan

— Appoints Four New, Highly Qualified Independent Directors: Jason Aryeh, Dr. Geoffrey Cox, Robert Forrester and Bob Oliver —

— Announces Chairman and CEO Succession Plans —

— Mails Letter and Supplement to the Proxy Statement to Stockholders —

— Files Supplement to Proxy Statement for Annual Meeting to be Held on February 16, 2017; Stockholders of Record as of January 24, 2017 Eligible to Vote at Annual Meeting —

MORRIS PLAINS, N.J., Jan. 09, 2017 (GLOBE NEWSWIRE) — Immunomedics, Inc. (NASDAQ:IMMU) (“Immunomedics” or “the Company”) today announced a newly reconstituted Board of Directors and the implementation of a leadership succession plan.

Effective immediately, Immunomedics has appointed four new, highly qualified and experienced independent directors:

•                       Jason Aryeh, founder and managing general partner of JALAA Equities, LP;

•                       Dr. Geoffrey Cox, principal of Beacon Street Advisors LLC;

•                       Robert Forrester, President and Chief Executive Officer, Verastem, Inc; and

•                       Bob Oliver, President and Chief Executive Officer, Otsuka America Pharma, Inc.

Mr. Aryeh has been appointed to the additional position of Vice Chairman of the Board of Directors. In addition, each of these new independent directors will chair a Board committee, which will be composed entirely of independent board members. In connection with the appointment of the new independent directors, Don C. Stark and Mary E. Paetzold have retired from the Board, effective immediately.

The Company also announced today a succession plan intended to establish optimal future leadership upon a partnership of IMMU-132 and ensure continued progress of the Company without interruption during this critical period in its growth trajectory:

•                       Effective June 30, 2017, Jason Aryeh will assume the role of Chairman of the Immunomedics Board.

•                       Dr. David M. Goldenberg, current Chairman, will transition his role, effective June 30, 2017. He will continue as a Board member and in his roles as Chief Scientific Officer and Chief Patent Officer.

•                       The Board will immediately initiate a search for a new CEO, with the assistance of a leading, independent, executive search firm as it gains clarity on an outcome of its ongoing exploration of a partnership for IMMU-132.

•                       Cynthia Sullivan, Chief Executive Officer and President of the Company, will step down upon the Company’s filing for Accelerated Approval of IMMU-132 to the Food and Drug Administration, which is expected to occur in mid-2017.

“As we continue to position Immunomedics for the future and seek to deliver on the value potential of IMMU-132, we determined to reconstitute the Immunomedics Board and announce a leadership succession plan, both of which we believe will help advance our efforts with IMMU-132 and facilitate the achievement of important upcoming value creation milestones,” said Brian A. Markison, independent director and head of the transaction committee of the Board. “Messrs. Aryeh, Dr. Cox, Forrester and Oliver bring to Immunomedics decades of pharmaceuticals and life

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sciences experience and have extensive expertise developing, partnering and commercializing treatments, including at some of the world’s most recognizable and reputable global pharmaceutical companies. We expect that they will immediately leverage their decades of deep industry knowledge and public company board service and leadership to further advance the value potential of IMMU-132 and our additional preclinical and clinical programs. We also appreciate the significant contributions of Mr. Stark and Ms. Paetzold during their years of service to the Board. On behalf of the entire Board, we wish them well in their future endeavors.”

Jason Aryeh, independent director and Vice Chairman of the Board, said, “I am honored to be named Vice Chairman and to serve as a fiduciary for our stockholders. My three highly respected new Board colleagues and I are excited to be a part of this comprehensive leadership succession plan. We believe there are tremendous opportunities for Immunomedics to deliver significant value for our stockholders.”

Immunomedics believes that the reconstituted Board and the succession plan announced today address the matters raised by venBio Select Advisors, one of the Company’s stockholders, with regard to the composition of the Board and future leadership. Immunomedics anticipates that these actions will allow the Company to move forward without the distraction of a proxy contest so that the Board and management can fully focus on achieving expected near-term value creating events and milestones.

The four newly appointed directors, in addition to Immunomedics’ three incumbent directors, will stand for election at the Company’s 2016 Annual Meeting of Stockholders to be held on February 16, 2017. The Company today filed the supplement to the proxy statement with the Securities and Exchange Commission (“SEC”) in connection with its upcoming Annual Meeting to stockholders unanimously recommending that they vote on the WHITE proxy card “FOR” all seven of Immunomedics’ highly qualified director nominees:

•                       Jason Aryeh

•                       Dr. Geoffrey Cox

•                       Robert Forrester

•                       Dr. David M. Goldenberg

•                       Brian A. Markison

•                       Bob Oliver

•                       Cynthia L. Sullivan

Stockholders of record as of January 24, 2017, are entitled to vote at the 2016 Annual Meeting.

About Jason Aryeh

Jason Aryeh has more than 20 years of equity investment experience focused on the life sciences industry. He is the Founder and Managing General Partner of JALAA Equities, LP, a private, activist-oriented hedge fund focused on the life-sciences sector, and has served in such capacity since 1997. He is Chairman of the Board of Novelion Therapeutics, Inc. (NASDAQ:NVLN). He also serves as a member of the Boards of Directors of Ligand Pharmaceuticals, Inc. (NASDAQ:LGND), Aralez Pharmaceuticals Inc. (NASDAQ:ARLZ) and CorMatrix® Cardiovascular, Inc. Mr. Aryeh also serves as a consultant, focused on the enhancement of shareholder value, for Derma Sciences, Inc. (NASDAQ: DSCI). Furthermore, Mr. Aryeh is active in a respected healthcare charity, serving on the Cystic Fibrosis Foundation’s Therapeutics Board since 2011. Mr. Aryeh earned a B.A. in economics, with honors, from Colgate University, and is a member of the Omnicron Delta Epsilon Honor Society in economics.

About Dr. Geoffrey Cox

Dr. Geoffrey Cox is a seasoned executive with more than 16 years of experience in Chairman and CEO roles at publicly traded life sciences companies and more than four decades of overall industry experience. Dr. Cox is currently principal of Beacon Street Advisors LLC, which provides strategic, operational and organization advisory services and interim senior management support to life sciences companies. Most recently he served as interim CEO of QLT Inc. (NASDAQ:NVLN), a publicly traded ophthalmology company. Previously he was a partner at Redsky Partners LLC Consulting, and prior to that he served for nearly a decade as Chairman, President and CEO of GTC Biotherapeutics Inc. (now known as rEVO Biologics), where he successfully repositioned the Company and oversaw the development of multiple human therapeutic proteins based on a novel manufacturing technology and the first regulatory product approval based on that technology. Prior to that he served as Chairman, President and CEO of Aronex Pharmaceuticals, Inc. Earlier in his career, Dr. Cox held various roles at Genzyme U.K. and Genzyme Corporation over more than 13 years, concluding his service as Executive Vice President responsible for Genzyme’s General Division worldwide manufacturing operations and infrastructure, and for the pharmaceuticals, diagnostics and genetics business units. He began his career at Gist Brocades, NV. Dr. Cox serves as a member of the Boards of Directors of Aviragen Therapuetics Inc. (NASDAQ:AVIR), Novelion Therapeutics, Inc. (NASDAQ:NVLN) and Lakewood-Amedex Inc.

About Robert Forrester

Robert Forrester has decades of relevant experience at both private and public life sciences companies, as well as business development, M&A and financial expertise. He currently serves as a director and Chief Executive Officer of Verastem, Inc. (NASDAQ:VSTM) following various leadership roles including President and Chief Operating Officer. Prior to joining Verastem, Mr. Forrester served as Chief Operating Officer of Forma Therapeutics, Inc. and previously served as Interim President and Chief Executive Officer of CombinatoRx, Inc., and as its Executive Vice President and Chief Financial Officer. He has also served as Senior Vice President of Finance and Corporate Development at Coley Pharmaceuticals Group, Inc. Prior to that, Mr. Forrester was a managing director of the Proprietary Investment Group at MeesPierson, and has also held roles at the investment banks BZW (now Barclays Capital) and UBS in the corporate finance groups undertaking M&A and public and private finance transactions. He began his career as a lawyer in England prior to entering investment banking.

About Bob Oliver

Bob Oliver has more than 25 years of experience in the pharmaceutical industry, including in General Management and executive level experience helping world-renowned global pharmaceutical companies expand commercial operations. He currently serves as President and CEO of Otsuka America Pharmaceutical, Inc., (“OAPI”) and previously held roles at OAPI of Chief Operating Officer; Senior Vice President of Sales and Marketing and as President. Mr. Oliver built OAPI’s commercial capabilities, working with Lundbeck to launch ABILIFY MAINTENA (aripiprazole) and led the transfer of ABILIFY® (aripiprazole) commercial and medical responsibilities from Bristol-Myers Squibb to OAPI. During Mr. Oliver’s leadership, ABILIFY® grew to the number-one selling pharmaceutical in the U.S. Prior to joining OAPI, Mr. Oliver was Vice President & Global Business Manager for Oncology at Wyeth Pharmaceuticals. He also served as Senior Vice President of Primary Care and Commercial Operations at Wyeth where he oversaw sales and commercial operations in the U.S. and general management in Puerto Rico. Prior to Wyeth Mr. Oliver spent 16 years with Johnson & Johnson in roles of increasing responsibility. Mr. Oliver has served as Chairman of the Board for Otsuka Canada Pharmaceuticals, Inc. since 2014.

Vinson & Elkins L.L.P. and DLA Piper LLP (US) are serving as legal advisors and Greenhill & Co., LLC is serving as financial advisor to Immunomedics. Suzana Farah Rahman, Head of Executive Clinical and Medical Recruitment, of GQR Global Markets assisted Immunomedics in its director search process.

About Immunomedics

Immunomedics is a clinical-stage biopharmaceutical company developing monoclonal antibody-

based products for the targeted treatment of cancer, autoimmune disorders and other serious diseases. Immunomedics’ advanced proprietary technologies allow the Company to create humanized antibodies that can be used either alone in unlabeled or “naked” form, or conjugated with radioactive isotopes, chemotherapeutics, cytokines or toxins. Using these technologies, Immunomedics has built a pipeline of eight clinical-stage product candidates. Immunomedics’ portfolio of investigational products includes antibody-drug conjugates (ADCs) that are designed to deliver a specific payload of a chemotherapeutic directly to the tumor while reducing overall toxic effects that are usually found with conventional administration of these chemotherapeutic agents. Immunomedics’ most advanced ADCs are sacituzumab govitecan (IMMU-132) and labetuzumab govitecan (IMMU-130), which are in Phase 2 trials for a number of solid tumors and metastatic colorectal cancer, respectively. IMMU-132 has received Breakthrough Therapy Designation from the FDA for the treatment of patients with triple-negative breast cancer who have failed at least two prior therapies for metastatic disease. Immunomedics has a research collaboration with Bayer to study epratuzumab as a thorium-227-labeled antibody. Immunomedics has other ongoing collaborations in oncology with independent cancer study groups. The IntreALL Inter-European study group is conducting a large, randomized Phase 3 trial combining epratuzumab with chemotherapy in children with relapsed acute lymphoblastic leukemia at clinical sites in Australia, Europe, and Israel. Immunomedics also has a number of other product candidates that target solid tumors and hematologic malignancies, as well as other diseases, in various stages of clinical and preclinical development. These include combination therapies involving its antibody-drug conjugates, bispecific antibodies targeting cancers and infectious diseases as T-cell redirecting immunotherapies, as well as bispecific antibodies for next-generation cancer and autoimmune disease therapies, created using its patented DOCK-AND-LOCK® protein conjugation technology. The Company believes that its portfolio of intellectual property, which includes approximately 304 active patents in the United States and more than 400 foreign patents, protects its product candidates and technologies. For additional information on the Company, please visit its website at www.immunomedics.com. The information on its website does not, however, form a part of this press release.

Important Additional Information

Immunomedics, Inc. (the “Company”), its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting. The Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Company stockholders. COMPANY STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS), THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Stockholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.immunomedics.com, by writing to Immunomedics, Inc. at 300 The American Road, Morris Plains, New Jersey 07950, or by calling the Company’s proxy solicitor, or by calling Dr. Chau Cheng, Senior Director, Investor Relations & Corporate Secretary, (973) 605-8200, extension 123.

Forward-Looking Statements

This release, in addition to historical information, may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding clinical trials (including the funding therefor, anticipated patient enrollment, trial outcomes, timing or associated costs), regulatory applications and related timelines, out-

licensing arrangements (including the timing and amount of contingent payments), forecasts of future operating results, potential collaborations, and capital raising activities, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. Factors that could cause such differences include, but are not limited to, the Company’s dependence on business collaborations or availability of required financing from capital markets, or other sources on acceptable terms, if at all, in order to further develop our products and finance our operations, new product development (including clinical trials outcome and regulatory requirements/actions), the risk that we or any of our collaborators may be unable to secure regulatory approval of and market our drug candidates, risks associated with the outcome of pending litigation and competitive risks to marketed products, and the Company’s ability to repay its outstanding indebtedness, if and when required, as well as the risks discussed in the Company’s filings with the Securities and Exchange Commission. The Company is not under any obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

For More Information:

Dr. Chau Cheng

Senior Director, Investor Relations & Corporate Secretary

(973) 605-8200, extension 123

ccheng@immunomedics.com

Media

Dan Katcher / Ed Trissel / Nick Lamplough

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investors

Dan Burch/Bob Marese

MacKenzie Partners, Inc.

(212) 929-5500